                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 of the
                        Securities Exchange Act of 1934

                            -----------------------

                                January 22, 1999
                                ----------------
                       (Date of earliest event reported)

                             ROHM AND HAAS COMPANY
                             ---------------------
               (Exact name of registrant as specified in charter)

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
        Delaware                       1-3507                   23-1028370
------------------------      ------------------------      -------------------
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


100 Independence Mall West, Philadelphia, Pennsylvania             19106
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(Address of principal executive offices)                         (Zip Code)
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Registrant's telephone number including area code:         (215) 592-3000

ITEM 2.   Acquisition or Disposition of Assets.

          On January 23, 1999, Rohm and Haas Company, a Delaware corporation (the "Registrant"), completed its previously announced tender offer for all outstanding shares of common stock, par value $1.00 per share (the "Shares"), of LeaRonal, Inc. ("LeaRonal"), at a price of $34.00 per Share, net to the seller in cash (the "Offer").

          The Offer expired at 12:00 midnight, New York City time, on Friday, January 22, 1999. In the Offer, Registrant's wholly owned subsidiary, Lightning Acquisition Corp., a New York corporation (the "Purchaser") purchased 12,029,687 Shares (which amount included 93,755 Shares tendered pursuant to guarantees of delivery (the "Guaranteed Shares")), which together with the Shares then owned by Registrant, Purchaser, and other wholly owned subsidiaries of Registrant, constituted approximately 95.9% of the outstanding Shares. The aggregate purchase price for the Shares (including the Guaranteed Shares) purchased pursuant to the Offer was $409,009,358.

          On January 26, 1999, Purchaser merged (the "Merger") with and into LeaRonal, pursuant to the Agreement and Plan of Merger, dated as of December 20, 1998, by and among LeaRonal, Registrant and Purchaser (the "Merger Agreement"), with LeaRonal being the surviving corporation and thereby becoming a wholly owned subsidiary of Registrant. Pursuant to the Merger Agreement, all remaining outstanding Shares (other than Shares owned by LeaRonal as treasury stock, owned by Registrant or any subsidiary of Registrant, or Shares held by shareholders exercising appraisal rights under New York law) were converted into a right to receive $34.00 in cash, without interest (the "Merger Consideration").

          Purchaser estimates that the total amount of funds required by Purchaser to consummate the Offer and the Merger, including the fees and expenses of the Offer and the Merger and refinancing of existing indebtedness of LeaRonal, is approximately $460 million. Purchaser will obtain all such funds from Registrant in the form of capital contributions. Registrant intends to fund the capital contributions through commercial paper, short-term notes, or a combination thereof.

          A copy of Registrant's press release dated January 23, 1999 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

          A copy of the Merger Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits:

          10.1 Agreement and Plan of Merger, dated as of December 20, 1998, by and among Rohm and Haas Company, Lightning Acquisition Corp. and

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                  LeaRonal, Inc. (incorporated herein by reference to
                  Exhibit 10.1 to Registrant's Form 8-K filed with the Commission on December 23, 1998).

          99.1    Press Release dated January 23, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ROHM AND HAAS COMPANY

                                    By: /s/ J. Lawrence Wilson
                                       -------------------------------
                                       Name: J. Lawrence Wilson
                                       Title: Chief Executive Officer

Date:  January 26, 1999

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                                 EXHIBIT INDEX

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
Exhibit No.                               Exhibit
-----------                              ---------
10.1 Agreement and Plan of Merger, dated as of December 20, 1998, by and among Rohm and Haas Company, Lightning Acquisition Corp. and LeaRonal, Inc. (incorporated herein by reference to Exhibit 10.1 to Registrant's Form 8-K filed with the Commission on December 23,
             1998).

99.1         Press Release dated January 23, 1999.
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